Exhibit 99.1

Bausch + Lomb Announces Refinancing of Outstanding Term B Loans

VAUGHAN, Ontario, Dec. 12, 2025 – Bausch + Lomb Corporation (NYSE/TSX: BLCO) (“Bausch + Lomb” or the “company”), a leading global eye health company dedicated to helping people see better to live better, today announced that it allocated a $2,802,125,000 tranche (the “Replacement Term Loans”) of new term B loans, the proceeds of which will be used to refinance all of its outstanding term B loans due 2031 (the “Third Amendment Term Loans”) and its outstanding term B loans due 2028 (the “First Incremental Term Loans”). The applicable margin is anticipated to be (i) 3.75% per annum for Replacement Term Loans with an interest rate determined by reference to term SOFR and (ii) 2.75% per annum for Replacement Term Loans with an interest rate determined by reference to the alternate base rate; the margin applicable to the Replacement Term Loans represents a 0.50% per annum reduction for the Third Amendment Term Loans and a 0.25% per annum reduction for the First Incremental Term Loans. The Replacement Term Loans will mature on January 15, 2031, which is same maturity date as the Third Amendment Term Loans and which represents a maturity extension of the First Incremental Term Loans from September 29, 2028.

The foregoing transactions are anticipated to close in the first quarter of 2026; however, there can be no assurances that the company will be able to complete the foregoing transactions on the terms described above or at all.

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About Bausch + Lomb

Our mission is simple – we help people see better to live better, all over the world. For nearly two centuries we’ve evolved with the changing needs of patients and customers, and our commitment to innovation and improving the standard of care in eye health has never been stronger. From contact lenses to prescription products, over-the-counter options, surgical devices and more, we’re turning bold ideas into better outcomes through passion, perseverance and purpose. Learn more at www.bausch.com and connect with us on Facebook, Instagram, LinkedIn, X and YouTube.

Forward-looking Statements

This news release may contain forward-looking information and statements within the meaning of applicable securities laws (collectively, “forward-looking statements”), including, but not limited to, our refinancing plans and the details thereof, including the Replacement Term Loans, the proposed use of proceeds therefrom and the details thereof, our ability to complete the transactions described in this press release, and the other expected effects thereof. Forward-looking statements may generally be identified by the use of the words “anticipates,” “seeks,” “expects,” “plans,” “should,” “could,” “would,” “may,” “will,” “believes,” “potential,” “pending” or “proposed” and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties discussed in Bausch + Lomb’s filings with the U.S. Securities and Exchange Commission and the Canadian Securities Administrators (including the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2024 and its most recent quarterly filings). In addition, certain material factors and assumptions have been applied in making these forward-looking statements, including the assumption that the risks and uncertainties discussed in such filings will not cause actual results or events to differ materially from those described in these forward-looking statements. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. Bausch + Lomb undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this news release or to reflect actual outcomes, unless required by law.

© 2025 Bausch + Lomb.

Media Contact:

T.J. Crawford

tj.crawford@bausch.com

(908) 705-2851

Investor Contact:

George Gadkowski

george.gadkowski@bausch.com

(877) 354-3705 (toll free)

(908) 927-0735